Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Emerging Markets Fixed Income Fund

Nicolas Schlotthauer has been added as a portfolio manager of the fund and, along with Rahmila Nadi, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Emerging Markets Fixed Income Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Rahmila Nadi is provided as of October 31, 2016, and the information for Nicolas Schlotthauer is provided as of July 31, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Rahmila Nadi	$1 - $10,000	$1 - $10,000
Nicolas Schlotthauer	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rahmila Nadi	2	$293,304,176	0	$0
Nicolas Schlotthauer	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rahmila Nadi	0	$0	0	$0
Nicolas Schlotthauer	2	$343,170,163	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

October 10, 2017

SAISTKR-377

Rahmila Nadi	0	$0	0	$0
Nicolas Schlotthauer	4	$803,091,495	1	$209,449,461

Please Retain This Supplement for Future Reference